SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 30, 1999

                       THE FIRST NATIONAL BANK OF ATLANTA
             (Exact name of Registrant as specified in its charter)
              (Originator of the Wachovia Credit Card Master Trust)

  United States                     33-95714                    22-2716130
  United States                    33-99442-01                  22-2716130
 (State or other                  (Commission              (I.R.S. Employer
 Jurisdiction of                  File Number)             Identification No.)
  Incorporation)

                                  77 Read's Way
                          New Castle Corporate Commons
                           New Castle, Delaware 19720
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (302) 323-2359



                         Exhibit Index appears on Page 4

Item 5.  Other Events

         The Registrant hereby incorporates by reference the information contained in Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

             (c)  Exhibits
             28.1 Series 1995-1 Monthly Servicing Certificate - June 30, 1999
             28.2 Monthly Series 1995-1 Certificateholders' Statement -
                  June 30, 1999
             28.3 Series 1999-1 Monthly Servicing Certificate - June 30, 1999
             28.4 Monthly Series 1999-1 Certificateholders' Statement -
                  June 30, 1999

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       THE FIRST NATIONAL BANK OF ATLANTA
                                  (Registrant)
              (Originator of the Wachovia Credit Card Master Trust)



       Dated: August 5, 1999                     By:  Donald K. Truslow
                                                 Title:  Comptroller

                                INDEX TO EXHIBITS

                                                                                          Sequentially
     Exhibit                                                                                Numbered
      Number                                    Exhibit                                     Pages

       28.1        Series 1995-1 Monthly Servicing Certificate - June 30, 1999               1-7
       28.2        Monthly Series 1995-1 Certificateholders' Statement - June 30, 1999      1-10
       28.3        Series 1999-1 Monthly Servicing Certificate - June 30, 1999               1-7
       28.4        Monthly Series 1999-1 Certificateholders' Statement - June 30, 1999      1-10


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